                                 KEY BANKS INC.
                               STOCK OPTION PLAN

1.    PURPOSES OF THE PLAN
      The Key Banks Inc. Stock Plan is intended to provide a method whereby employees of Key Banks Inc. and its Subsidiaries who are largely responsible for the management, growth and protection of the business and who are making and can continue to make substantial contributions to the success of the business may be encouraged to acquire a larger stock ownership in the Corporation, thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment and promoting the interests of the Corporation and all its stockholders. Accordingly, the Corporation will from time to time during the term of the Plan grant, to such employees as may be selected in the manner hereinafter provided options to purchase shares of Common Stock of the Corporation, subject to the conditions hereinafter provided.

2.    DEFINITIONS
      Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

           "Board of Directors" means the Board of Directors of the Corporation.

           "Code" means the Internal Revenue Code of 1954, as amended.

           "Committee" means the Compensation Committee of the Board of Directors, which Committee shall be composed of not less than three directors who have not been eligible to receive an award under the Plan at any time within a period of one year immediately preceding the date of their appointment to such Committee.

           "Common Stock" means the Common Stock of the Corporation, $5 par value, or such other class of shares or others securities as to which the provision of the Plan may be applicable.

           "Corporation" means Key Banks Inc. and its subsidiaries.

           "Grant Date" as used with respect to a particular Option, means the date as of which such option is granted by the Committee pursuant to the Plan.

           "Grantee" means the individuals to whom an incentive Stock Option or Nonqualified Stock Option is granted by the Committee pursuant to the Plan.

           "Option" means an option, granted by the Committee pursuant to
           Section 5 to purchase shares of Common Stock and which shall be designated as either an "Incentive Stock Option" or a "Nonqualified Stock Option."

           "Incentive Stock Option" means an option that qualifies as an Incentive Stock Option as described in Section 422A of the Code of 1954, as amended.

           "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

           "Option Period" means the period beginning on the Grant Date and ending the day prior to the tenth anniversary of the Grant Date.

           "Plan" means the Key Banks Inc. Stock Option Plan as set forth herein and as may be amended from time to time.

           "Retirement" as applied to a Grantee, means the Grantee's termination of employment at a time when the Grantee receives an immediately payable retirement benefit under the Key Banks Inc. Pension Plan or under any other retirement plan that is maintained by a subsidiary and that is determined by the Committee to be the functional equivalent of the Corporation's Retirement Plan.


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           "Subsidiary" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation, and any other company designated as such by the Committee, but only during the period of such ownership or designation.

           "Total and Permanent Disability" as applied to a Grantee, means that the Grantee: (i) has established to the satisfaction of the Corporation that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death of which has lasted or can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 105(d)(4) of the Code), and (ii) has satisfied any requirement imposed by the Committee.

3.    ADMINISTRATION OF THE PLAN
      The Plan shall be administered by a Committee (the "Committee") composed of three or more members who are appointed by the Board of Directors of the Corporation (the "Board") and selected from those directors who are not employees of the Corporation or of a Subsidiary. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the By-Laws of the Corporation as applicable to the Executive Committee, and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be the valid acts of the Committee. No member of the Committee shall be eligible to be granted options under the Plan while he or she is a member of the Committee.

      The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all optionees and any person claiming under or through an optionee, unless otherwise determined by the Board.

      Any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any option granted under the Plan. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan provided that such vote shall be in accordance with the recommendations of the Committee.

4.    STOCK SUBJECT TO THE PLAN
      (a) The stock to be issued upon exercise of options granted under the Plan shall be the Corporation's Common Stock, $5 par value, (the "Common Stock") which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Corporation, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued under options shall not exceed 500,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 of the Plan.

      (b) In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be made subject to option under the Plan.

      (c) The aggregate fair market value (determined as of the date an option is granted) of the stock for which any optionee may be granted incentive Stock Options in any calendar year under the Plan and all other plans maintained by the Corporation, its parent or any Subsidiary shall not exceed the sum of (i) $100,000 plus (ii) any unused limit carryover(s) to such year.


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      (d)  For purposes of Subsection (c) above, an "unused limit carryover"
           shall arise only in a calendar year commencing after December 31, 1983, and shall be equal to one half of the excess of (i) $100,000 over (ii) the aggregate fair market value (determined as of the date an option is granted) of the stock for which the optionee is granted incentive Stock Options in such year under the Plan and all other plans maintained by the Corporation, or any Subsidiary. The unused limit carryover arising in any calendar year may be carried over to any of the three consecutive calendar years next following such year, but only to the extent not used in an earlier calendar year. The value of the Common Stock for which incentive Stock Options are granted under the Plan in any calendar year shall be applied first against the basic $100,000 limit for such year and then against any unused limit carryovers which may be carried over to such year in the order of the calendar years in which such carryovers arose.

5.    GRANT OF OPTIONS
      The Committee may from time to time, subject to the provisions of the Plan, grant Options to key employees to purchase shares of Common Stock allotted in accordance with Section 4. The Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified or the Committee may designate a portion of the Option as an "Incentive Stock Option" and the remaining portion as a "Nonqualified Stock Option." Any portion of an Option that is not designated as an "Incentive Stock Option" shall be a "Nonqualified Stock Option."

6.    OPTION PRICE
      The purchase price per share shall be 100 percent of the fair market value of one share of Common Stock on the date the option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to an individual described in Section 7(c) of the Plan. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock as quoted by NASDAQ for the day of the grant and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day the option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid" and "ask" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the day the option is granted, as determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 15 of the Plan.

7.    ELIGIBILITY OF OPTIONEES
      (a) Options shall be granted only to person who are key employees of the Corporation or of a Subsidiary, as determined by the Committee. The term "key employees" shall include officers as well as other employees of the Corporation or of any Subsidiary.

      (b) Neither the members of the Committee nor any member of the Board of Key Banks Inc. who is an employee of the Corporation or of a Subsidiary shall be eligible to receive an option under the Plan.

      (c) Any other provision of the Plan notwithstanding an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in Sections 6 and 9(a) of the Plan are satisfied. For purposes of this Subsection (c) in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such individual holds an option shall not be counted. "Outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the option. "Outstanding stock" shall not include shares authorized for issue under outstanding options held by the optionee or by any other person.

      (d) Subject to the terms, provisions and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction (i) to select the employees to be granted options (it being

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
           understood that more than one option may be granted to the same person), (ii) to determine the number of shares subject to each option, (iii) to determine the date or dates when the options will be granted, (iv) to determine the purchase price of the shares subject to each option in accordance with Section 4 of the Plan, (v) to determine the date or dates when each option may be exercised within the term of the option specified pursuant to Section 9 of the Plan, (vi) to determine whether or not an option constitutes an Incentive Stock Option and (vii) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any options granted under the Plan.

      (e) Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any option hereunder shall confer upon any optionee any right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the optionee's employment at any time and for any reason.

8.    NON-TRANSFERABILITY OF OPTIONS
      No option granted under the Plan shall be assignable or transferable by the optionee other than by _____________ or the laws of descent and distribution, and during the lifetime of an optionee the option shall be exercisable only by such optionee.

9.    TERMS AND EXERCISE OF OPTIONS
      (a) Each option granted under the Plan shall terminate on the date determined by the Committee and specified in the option agreement provided that each Incentive Stock Option granted to an individual described in Section 7(c) of the Plan shall terminate not later than five years after the date of grant and each other option shall terminate not later than 10 years after the date of grant. The Committee at its discretion may provide further limitations or the exercisability of options granted under the Plan. An option may be exercised only during the continuance of the optionee's employment, except as provided in Sections 10 and 11 of the Plan.

      (b) A person electing to exercise an option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase, in such forms as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the option, provided, however, that in lieu of cash with the approval of the Committee at or prior to exercise, an optionee may exercise his or her option by tendering to the Corporation shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her option with the fair market value of such stock to be determined in the manner provided in section 6 of the plan (with respect to the determination of the fair market value of Common Stock on the date an option is granted).

      (c) An option or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
           Section 15 hereof.

      (d) In the case of options, other than Incentive Stock Options, a person may, in accordance with the other provisions of the Plan, elect to exercise such options in any order notwithstanding the fact that options granted to him or her prior to the grant of the options selected for exercise are unexpired. However, an Incentive Stock Option shall not be exercisable with respect to all or any part of the shares of Common Stock subject thereto while there is outstanding any other Incentive Stock Option granted to the optionee (under the Plan or otherwise) prior to the grant of the New Option to purchase any stock in the Corporation in a parent or Subsidiary of the Corporation or in a predecessor corporation. For purposes of the preceding sentence, an Incentive Stock Option shall be treated as "outstanding" until such Incentive Stock Option is exercised in full or expires by reason of the lapse of time.

10.   TERMINATION OF EMPLOYMENT
      If an optionee severs from all employment with the Corporation and its Subsidiaries for any reason other than death, any option granted to him or her under the Plan shall terminate, and all rights under the option shall cease, in accordance with rules adopted by the Committee in any event.



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      (a)  In the case of an Incentive Stock Option held by an optionee who is not permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code) such Incentive Stock Option shall terminate no more than three months after the termination of employment.

      (b) In the case of an Incentive Stock Option held by an optionee who is permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code) such Incentive Stock Option shall terminate 12 months after the termination of employment.

      (c) The foregoing notwithstanding, no option shall be exercisable after its expiration date . Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive and binding upon the affected optionee and any person claiming under or through such optionee.

11.   DEATH OF OPTIONEE
      If an optionee dies while in the employ of the Corporation or of any Subsidiary or after cessation of such employment but within the period during which he or she could have exercised the option under Section 10 of the Plan, then the option may be exercised by the executors or administrators of the optionee's estate or by any person or persons who have acquired the option directly from the optionee by bequest or inheritance, within 12 months after the termination of the optionee's employment for Incentive Stock Options and within a period prescribed by the Committee for Nonqualified Options provided, however, that no option shall be exercisable after its expiration date.

12.   MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS
      Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorized the granting of new options in substitution therefor. Without limiting the generality of the foregoing the Committee may grant to an optionholder, if he or she is otherwise eligible and consents thereto, a new or modified option in lieu of an outstanding option for a number of shares, at an exercise price and for a term which are greater or lesser than under the earlier option, or may do so by cancellation and regrant, amendment, substitution or otherwise subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an option shall without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

13.   PERIOD IN WHICH OPTIONS MAY BE GRANTED
      Options may be granted pursuant to the Plan at any time on or before (to read ten years from Plan adoption).

14.   AMENDMENT OR TERMINATION OF THE PLAN
      The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the stockholders of the Corporation, no amendment or modification shall be made by the Board which:

      (a) Increases the maximum number of shares as to which options may be granted under the Plan;

      (b)  Alters the method by which the option price is determined;

      (c) Extends any option for a period longer than 10 years after the date of grant;

      (d) Materially modifies the requirements as to eligibility for participation in the Plan; or

      (e)  Alters this Section 14 so as to defeat its purpose.

      Further, no amendment, modification, suspension or termination of the Plan shall in any manner affect any option theretofore granted under the Plan without the consent of the optionee or any person validly claiming under or through the optionee.

15.   CHANGES IN CAPITALIZATION
      (a) In the event that the shares of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of





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      another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of stock of the Corporation which was theretofore appropriated, or which hereafter may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

      (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Corporation, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board or the Committee (as the case may be), shall in its sole discretion, determine that such change equitably requires an adjustment in any option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

      (c) A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the option or substitute its own options. In either event, the Board or the Committee (as the case may be) shall have the right to accelerate the time within which the option may be exercised.

      (d) Fractional shares resulting from any adjustment in options pursuant to this Section 15 may be settled as the Board or the Committee (as the case may be) shall determine.

      (e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an option which shall have been so adjusted.

      (f) The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

16.   LISTING AND REGISTRATION OF SHARES
      (a) No option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board of the Committee (as the case may be) shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

      (b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the time of exercise, as a condition of the issuance of the shares the person exercising such option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issuable upon exercise of such option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT





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
      WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR KEY BANKS INC. THAT REGISTRATION IS NOT REQUIRED."

17.   PLAN EFFECTIVE DATE
      The Plan will be submitted to the Corporation shareholders for their approval at the shareholders meeting to be held on April 18, 1984 and, if approved by a majority vote of the shareholders, will become effective upon such approval. Unless sooner terminated by the Board, the Plan will terminate ten years from its effective date and no options may be granted under the Plan after such termination date.





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